THIRD MODIFICATION AGREEMENT


         BY THIS THIRD MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 5th day of August, 1996, WELLS FARGO BANK OF ARIZONA, NATIONAL ASSOCIATION, formerly known as FIRST INTERSTATE BANK OF ARIZONA, N.A., whose address is Post Office Box 29742, Phoenix, Arizona 85038-9742, Corporate Banking Division (hereinafter called "Lender"), and THREE-FIVE SYSTEMS, INC., a Delaware corporation, whose address is 1600 North Desert Drive, Tempe, Arizona 85281-1212 (hereinafter called "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS.

         1.1 Borrower and Lender entered into a Loan Agreement dated July 11, 1994 (the "Loan Agreement"), which provided for a revolving line of credit by Lender to Borrower in the amount of $5,000,000.00 (the "Revolving Commitment Amount") upon the terms and conditions contained therein (the "Revolving Credit Loan").

         1.2 The Loan was evidenced by a Revolving Promissory Note dated July 11, 1994, executed by Borrower, payable to the order of Lender, in the principal amount of $5,000,000.00 (the "Revolving Note"). (Hereinafter the Loan Agreement and the Revolving Note are referred to as the "Loan Documents.")

         1.3 Lender and Borrower have executed and delivered previously a Modification Agreement dated as of June 28, 1995 and a Second Modification Agreement dated as of ________________ (together, the "Modifications") modifying the terms of the Loan Documents. Hereinafter, "Revolving Note," and "Loan Agreement" shall mean such documents as modified in the Modifications.

         1.4 Borrower and Lender desire to modify the Loan Documents as set forth herein.

         1.5 All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement.

SECTION 2. REVOLVING NOTE.

         As of the date hereof, prior to the effect of the modifications contained herein, the outstanding principal balance of the Revolving Note is $___________.

SECTION 3. LOAN AGREEMENT.

         3.1 The Loan Agreement is hereby amended as follows:

                  (a) Section 7.4 of the Loan Agreement is amended to read as follows:
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                           Section  7.4  Declare  or pay any  cash  dividend  or
                  purchase any treasury stock greater than $8,000,000.00.

                  (b) Section 7.8 of the Loan Agreement is amended to read as follows:

                           Section 7.8 Permit its  Tangible Net Worth to be: (a)
                  less than $41,606,000.00 as of September 30, 1996; and (b) on each subsequent Quarterly End Date, less than $41,606,000.00 plus fifty percent (50%) of the aggregate of Borrower's positive net income of each subsequent quarterly period, with no deduction for any quarterly period net loss.

                  (c) Section 7.12 of the Loan Agreement is amended to read as follows:

                           Section 7.12 Permit the ratio of  Borrower's  Current
                  Assets to its Current Liabilities at the end of any fiscal quarter to be less than 2.0 to 1.0 with both Current Assets and Current Liabilities determined in accordance with generally accepted accounting principles, except that Current Liabilities shall include all amounts outstanding under the RLC including without limitation amounts due and payable beyond a year.

SECTION 4. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         4.1 All references to the Loan Agreement in the Revolving Note are hereby amended to refer to the Loan Agreement as hereby amended.

         4.2 Borrower acknowledges that the indebtedness evidenced by the Revolving Note is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the Revolving Note according to the terms thereof, as herein modified.

         4.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Revolving Note and the Loan Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         4.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Revolving Note and the Loan Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have,
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
or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the RLC. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Revolving Note or the Loan Agreement.

         4.5 All terms, conditions and provisions of the Revolving Note and the Loan Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Revolving Note and the Loan Agreement, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 5. GENERAL.

         5.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the RLC. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

         5.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

                  (a) An original of this Agreement fully executed by the Borrower.

                  (b) Such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

         5.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

         5.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 5.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Revolving Note and shall be due and payable upon demand.

         5.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Revolving Note or the Loan Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the RLC or of
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
the Revolving Note or the Loan Agreement, shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

         5.6 Time is hereby declared to be of the essence hereof of the RLC, of the Revolving Note and of the Loan Agreement, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Revolving Note and the Loan Agreement.

         5.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         5.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

         5.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.


                                        WELLS FARGO BANK OF ARIZONA, NATIONAL
                                        ASSOCIATION, formerly known as FIRST
                                        INTERSTATE BANK OF ARIZONA, N.A.



                                        By:____________________________________
                                        Name:__________________________________
                                        Its:___________________________________

                                                                         LENDER


                                        THREE-FIVE SYSTEMS, INC., a Delaware
                                        corporation



                                        By:____________________________________
                                        Name:__________________________________
                                        Its:___________________________________

                                                                       BORROWER
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